EXHIBIT 10.1
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                     JOINT TERMINATION OF FUNDING AGREEMENT

         Joint Termination (this "TERMINATION"), dated as of July 12, 2002, of that certain Funding Agreement dated as of May 15, 2002 and amended as of June 12, 2002, June 19, 2002, June 25, 2002 and July 2, 2002 among SpectraSite Holdings, Inc. and SpectraSite Intermediate Holdings, LLC (together, the "CO-ISSUERS") and the several purchasers named in Schedule I thereto (such agreement being referred to herein as the "FUNDING AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Funding Agreement.

         WHEREAS the Co-Issuers and the Required Holders desire to terminate the Funding Agreement pursuant to Section 7.01(a) thereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, as follows:

         1. Pursuant to Section 7.01(a) of the Funding Agreement, the Required Purchasers and the Co-Issuers hereby consent to the termination of the Funding Agreement as and to the extent provided in Section 7.02 thereof, effective as of the date hereof. The Required Purchasers and the Co-Issuers hereby agree that within 10 days of the date of this Termination, the Purchasers shall deliver to the Co-Issuers a final invoice of the amount of all remaining fees and expenses to be reimbursed to the Purchasers by the Co-Issuers pursuant to Section 8.01(a) of the Funding Agreement (other than any such fees and expenses in connection with the consummation of any Alternative Transaction financed by the Eligible Purchasers in accordance with Section 5.05 of the Funding Agreement).

         2. This Termination may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Termination (or its signature page thereof) shall be deemed to be an executed original thereof.

         3. THIS TERMINATION SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

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                     JOINT TERMINATION OF FUNDING AGREEMENT


                                   SPECTRASITE HOLDINGS, INC.

                                   By:  /s/ Stephen H. Clark
                                        ---------------------------------------
                                        Name:   Stephen H. Clark
                                        Title:  President and CEO


                                   SPECTRASITE INTERMEDIATE HOLDINGS, LLC

                                   By   SpectraSite Holdings, Inc.

                                   By:  /s/ Stephen H. Clark
                                        ---------------------------------------
                                        Name:   Stephen H. Clark
                                        Title:  President and CEO


                                   WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

                                   By   WCAS VIII Associates, L.L.C., Its
                                        General Partner

                                   By:  /s/ Jonathan Rather
                                        ---------------------------------------
                                        Name:   Jonathan Rather
                                        Title:  Managing Member


                                   WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                                   By   WCAS IX Associates, L.L.C., Its
                                        General Partner

                                   By:  /s/ Jonathan Rather
                                        ---------------------------------------
                                        Name:   Jonathan Rather
                                        Title:  Managing Member


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